Motley Fool Mid-Cap Growth ETF
Schedule of Investments
May 31, 2025 (Unaudited)

COMMON STOCKS - 96.3%	Shares	Value
Aerospace & Defense - 6.0%
Axon Enterprise, Inc. (a)	14,384	$10,793,178

Air Freight & Logistics - 1.4%
GXO Logistics, Inc. (a)(b)	59,056	2,429,564

Automobile Components - 0.0%(c)
Gentex Corp.	1,897	40,918

Biotechnology - 3.9%
BioMarin Pharmaceutical, Inc. (a)	61,961	3,598,075
Ultragenyx Pharmaceutical, Inc. (a)	101,882	3,467,045
		7,065,120

Building Products - 2.6%
Carlisle Cos., Inc. (b)	11,531	4,383,855
Trex Co., Inc. (a)	3,748	209,401
		4,593,256

Capital Markets - 8.8%
Morningstar, Inc.	11,753	3,624,860
StoneX Group, Inc. (a)	142,813	12,089,835
		15,714,695

Chemicals - 3.2%
Eastman Chemical Co.	73,606	5,768,502

Consumer Staples Distribution & Retail - 1.6%
Performance Food Group Co. (a)	31,508	2,821,856

Financial Services - 4.7%
Toast, Inc. - Class A (a)	197,666	8,337,552

Ground Transportation - 0.6%
RXO, Inc. (a)(b)	70,582	1,096,138

Health Care Equipment & Supplies - 5.2%
Cooper Cos., Inc. (a)	39,250	2,679,990
DexCom, Inc. (a)	73,975	6,347,055
Globus Medical, Inc. - Class A (a)	5,191	307,203
		9,334,248

Health Care Providers & Services - 4.6%
HealthEquity, Inc. (a)	81,739	8,223,761

Hotels, Restaurants & Leisure - 1.6%
Wingstop, Inc. (b)	8,417	2,876,089

Insurance - 8.3%
Brown & Brown, Inc.	85,864	9,694,046
Goosehead Insurance, Inc. - Class A (b)	48,689	5,271,071
		14,965,117

Life Sciences Tools & Services - 5.7%
Waters Corp. (a)	16,362	5,714,265
West Pharmaceutical Services, Inc.	21,553	4,544,450
		10,258,715

Personal Care Products - 1.5%
BellRing Brands, Inc. (a)	44,000	2,769,800

Professional Services - 5.0%
Broadridge Financial Solutions, Inc.	36,694	8,910,404

Real Estate Management & Development - 1.5%
CoStar Group, Inc. (a)	36,161	2,660,003

Software - 14.5%
Alarm.com Holdings, Inc. (a)	91,315	5,241,481
Datadog, Inc. - Class A (a)	21,720	2,560,354
Guidewire Software, Inc. (a)	33,225	7,144,040
Nutanix, Inc. - Class A (a)	44,748	3,431,724
Tyler Technologies, Inc. (a)	13,268	7,655,503
		26,033,102

Specialized REITs - 4.3%
SBA Communications Corp. (b)	33,019	7,656,776

Specialty Retail - 1.6%
Tractor Supply Co. (b)	60,930	2,949,012

Textiles, Apparel & Luxury Goods - 1.9%
Crocs, Inc. (a)(b)	33,780	3,445,560

Trading Companies & Distributors - 7.8%
Fastenal Co. (b)	151,676	6,270,286
QXO, Inc. (b)	290,847	4,944,399
Watsco, Inc. (b)	6,230	2,763,441
		13,978,126
TOTAL COMMON STOCKS (Cost $108,652,932)		172,721,492

SHORT-TERM INVESTMENTS - 18.8%		Value
Investments Purchased with Proceeds from Securities Lending - 18.8%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.45% (d)	33,636,561	33,636,561
TOTAL SHORT-TERM INVESTMENTS (Cost $33,636,561)		33,636,561

TOTAL INVESTMENTS - 115.1% (Cost $142,289,493)		206,358,053
Liabilities in Excess of Other Assets - (15.1)%		(26,980,471)
TOTAL NET ASSETS - 100.0%		$179,377,582
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LLC - Limited Liability Company
REIT - Real Estate Investment Trust

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of May 31, 2025. The fair value of these securities was $32,760,508 which represented 18.3% of net assets.
(c)	Represents less than 0.05% of net assets.
(d)	The rate shown represents the 7-day annualized effective yield as of May 31, 2025.

Summary of Fair Value Disclosure as of May 31, 2025 (Unaudited)

Motley Fool Mid-Cap Growth ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	172,721,492	–	–	172,721,492
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	33,636,561
Total Investments	172,721,492	–	–	206,358,053

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $33,636,561 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.